Exhibit 99.1

SAN HOLDINGS, INC.
UNAUDITED CONDENSED PRO FORMA FINANCIAL INFORMATION

Purchase of ITIS Services, Inc.

        The following unaudited pro forma condensed financial information of SAN Holdings, Inc. (SANZ) gives effect to the acquisition of all of the outstanding stock of ITIS Services, Inc. (ITIS) and reflects the assumptions and adjustments described in the accompanying notes. The unaudited condensed pro forma balance sheet as of September 30, 2001 presents the financial position of SANZ assuming the acquisition occurred on that date. The unaudited condensed pro forma statements of operations for the nine months ended September 30, 2001 and year ended December 31, 2000 give effect to the acquisition as if it occurred on January 1, 2000. The pro forma adjustments are based upon available information and certain assumptions that SANZ believes are reasonable.

        The unaudited pro forma financial information is not indicative of the results that would have occurred if the merger had occurred on the date indicated or which may be realized in the future. The following unaudited pro forma financial information is based upon the historical financial statements of SANZ and ITIS and should be read in conjunction with such historical financial statements of the companies, and the notes thereto, previously filed with the Commission.

SAN Holdings, Inc.
Unaudited Pro Forma Condensed Balance Sheet
September 30, 2001

                                                                                    Pro forma
                                                       SANZ          ITIS           adjustments          Pro forma
                                                       ----          ----           -----------          ---------
Current Assets
  Cash ........................................   $  2,762,579   $    168,624    $   (250,000)(a)(b)   $  2,681,203
  Accounts receivable .........................      4,953,997      3,113,611            --               8,067,608
  Notes receivables ...........................         61,836           --              --                  61,836
  Prepaid expenses ............................        120,144           --              --                 120,144
  Inventory ...................................        279,445        116,909            --                 396,354
  Investment securities - available for sale ..        320,419           --              --                 320,419
                                                  ------------   ------------    ------------          ------------
                                                     8,498,420      3,399,144        (250,000)           11,647,564
                                                  ------------   ------------    ------------          ------------

Property and equipment, net ...................        859,093        606,565            --               1,465,658
                                                  ------------   ------------    ------------          ------------
Other Assets
  Goodwill ....................................      2,787,754           --        14,363,089(a)         17,150,843
  Other .......................................        171,682         85,398            --                 257,080
                                                  ------------   ------------    ------------          ------------
                                                     2,959,436         85,398      14,363,089            17,407,923
                                                  ------------   ------------    ------------          ------------

Total Assets ..................................   $ 12,316,949   $  4,091,107    $ 14,113,089          $ 30,521,145
                                                  ============   ============    ============          ============
Liabilities & Stockholders' Equity

Current Liabilities
  Accounts payable ............................   $  2,194,919   $  2,096,914    $       --            $  4,291,833
  Accrued liabilities .........................      3,657,802        256,984            --               3,914,786
  Short-term note payable .....................         91,852        100,000        (100,000)(b)            91,852
                                                  ------------   ------------    ------------          ------------
                                                     5,944,573      2,453,898        (100,000)            8,298,471
                                                  ------------   ------------    ------------          ------------
Long-term note payable ........................        213,915           --              --                 213,915

Stockholders' equity ..........................      6,158,461      1,637,209      14,213,089(a)         22,008,759
                                                  ------------   ------------    ------------          ------------

                                                  $ 12,316,949   $  4,091,107    $ 14,113,089          $ 30,521,145
Total Liabilities and Stockholders' Equity ....   ============   ============    ============          ============

SAN Holdings, Inc.
Unaudited Pro Forma Condensed Statement of Operations
Nine Months Ended September 30, 2001

                                                                                   Pro forma
                                                 SANZ             ITIS            adjustments        Pro forma
                                                 ----             ----            -----------        ---------

Revenue .................................   $ 14,374,984      $  7,454,074      $      --            21,829,058
Cost of sales ...........................     12,036,352         5,854,333             --            17,890,685
                                            ------------      ------------      ------------       ------------
Gross margin ............................      2,338,632         1,599,741             --             3,938,373
                                            ------------      ------------      ------------       ------------

Operating expenses ......................      5,252,233         3,658,419          (280,545)(c)(d)   8,630,107
Depreciation and amortization ...........        361,841           108,019             --               469,860
                                            ------------      ------------      ------------       ------------
                                               5,614,074         3,766,438          (280,545)         9,099,967
                                            ------------      ------------      ------------       ------------

Operating loss ..........................     (3,275,442)       (2,166,697)          280,545         (5,161,594)
                                            ------------      ------------      ------------       ------------

Interest and other income ...............         34,313            65,760              --              100,073
Interest expense ........................        (41,168)             --                --              (41,168)
                                            ------------      ------------      ------------       ------------
                                                  (6,855)           65,760              --               58,905
                                            ------------      ------------      ------------       ------------

Net loss ................................   $ (3,282,297)     $ (2,100,937)     $    280,545       $ (5,102,689)
                                            ============      ============      ============       ============

Net loss per share - basic and diluted ..   $      (0.27)                                          $      (0.17)
                                            ============                                           ============

Weighted average shares
outstanding - basic and diluted .........     12,319,931                                             30,831,193
                                            ============                                           ============

SAN Holdings, Inc.
Unaudited Pro Forma Condensed Statement of Operations
Year Ended December 31, 2000

                                                                                 Pro forma
                                                  SANZ              ITIS         Adjustments            Pro forma
                                                  ----              ----         -----------            ---------

Revenue .................................... $ 18,310,413      $  2,950,333              --            $ 21,260,746
Cost of sales ..............................   13,708,020         2,112,446              --              15,820,466
                                             ------------      ------------      ------------          ------------
Gross margin ...............................    4,602,393           837,887              --               5,440,280
                                             ------------      ------------      ------------          ------------
Operating expenses .........................    9,139,573         2,241,282          (426,535)(c)(d)     10,954,320
Depreciation and amortization ..............      152,130            51,954              --                 204,084
                                             ------------      ------------      ------------          ------------
                                                9,291,703         2,293,236          (426,535)           11,158,404
                                             ------------      ------------      ------------          ------------
Operating loss .............................   (4,689,310)       (1,455,349)          426,535            (5,718,124)
                                             ------------      ------------      ------------          ------------
Interest and other income ..................       85,211            59,273              --                 144,484
Interest expense ...........................     (140,940)             --                --                (140,940)
                                             ------------      ------------      ------------          ------------
Total other income/(expense) ...............      (55,729)           59,273              --                   3,544
                                             ------------      ------------      ------------          ------------
Net loss ................................... $ (4,745,039)     $ (1,396,076)     $    426,535          $ (5,714,580)
                                             ============      ============      ============          ============

Net loss per share - basic and diluted ..... $      (0.62)                                             $      (0.22)
                                             ============                                              ============

Weighted average shares
outstanding - basic and diluted ............    7,686,000                                                26,197,262
                                             ============                                              ============

SAN Holdings, Inc.

Notes to Unaudited Pro Forma Condensed Financial Information

1.	The unaudited pro forma condensed financial information gives effect to the acquisition of all of the outstanding stock of ITIS Services, Inc. (ITIS). Consideration consisted of 18,511,262 shares of SAN Holdings, Inc.(SANZ) common stock valued at $14 million, options to acquire 3,315,050 shares of SANZ common stock valued at $2 million and approximately $150,000 of acquisition costs. The unaudited pro forma condensed financial information reflects the following adjustments:

(a)	to reflect the consideration given to acquire ITIS and related purchase accounting adjustments.

(b)	to reflect the pay off of the ITIS short-term note payable at acquisition.

(c)	to reflect the elimination of duplicative corporate overhead expenses of $375,000 for the nine months ended September 30, 2001 and $500,000 for the year ended December 31, 2000.

(d)	to reflect the amortization of deferred stock-based compensation related to unvested options issued as part of the acquisition. Amortization of deferred stock-based compensation was $94,455 for the nine months ended September 30, 2001 and $73,465 for the year ended December 31, 2000.

2.	The unaudited pro forma condensed financial statements of SANZ include assumptions relating to the allocation of the purchase price to the acquired assets and liabilities of ITIS. These assumptions are based on management’s best preliminary estimates, and the actual allocation of the purchase price may differ from that reflected in these unaudited pro forma condensed financial statements. The estimated purchase price and purchase price allocation are as follows:

        Fair value of SANZ common stock issued                     $  13,883,446
        Fair value of SANZ stock options issued                        1,966,852
        Acquisition costs                                                150,000
                                                                    ------------
                                                                      16,000,298
                                                                    ============

        Estimated fair value of net tangible assets

        Cash                                       $  168,624
        Accounts receivable                         3,113,611
        Inventory                                     116,909
        Property and equipment                        606,565
        Other assets                                   85,398
                                                   ----------
                                                    4,091,107

        Accounts payable                           (2,095,914)
        Accrued liabilities                          (256,984)
        Short-term note payable                      (100,000)
                                                  -----------

            Value of net tangible assets                               1,637,209

            Value of net intangible assets                            14,363,089
                                                                    ------------
                                                                    $ 16,000,298
                                                                    ============